UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2003

AMYLIN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19700	33-0266089
(Commission File No.)	(IRS Employer Identification No.)

9360 Towne Centre Drive
San Diego, California 92122

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (858) 552-2200

ITEM 5. OTHER EVENTS.

On December 18, 2003, Amylin Pharmaceuticals, Inc. (the “Company”) and Eli Lilly and Company announced the achievement of the first development milestones in the global collaboration agreement for exenatide (synthetic exendin-4). On December 19, 2003, the Company announced that the Securities and Exchange Commission is conducting an informal inquiry related to recent communications about the Company’s drug candidate, SYMLIN®.  A copy of the Company’s press releases dated December 18, 2003, relating to the milestone achievement, and dated December 19, 2003, relating to the informal inquiry, are attached hereto as Exhibits 99.1 and 99.2, respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C)                               EXHIBITS.

Number	Description

99.1	Press release issued by the Company on December 18, 2003.
99.2	Press release issued by the Company on December 19, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYLIN PHARMACEUTICALS, INC.

Dated: December 19, 2003	By:	/s/ Lloyd A. Rowland
Lloyd A. Rowland
Vice President, Legal, Secretary and General Counsel

INDEX TO EXHIBITS

99.1	Press release issued by the Company on December 18, 2003.
99.2	Press release issued by the Company on December 19, 2003.